UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2013

RealD Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34818	77-0620426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 N. Crescent Drive, Suite 200 Beverly Hills, CA (Address of principal executive offices)	90210 (Zip Code)

(310) 385-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        On June 5, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of RealD Inc. (the “Company”) granted performance stock unit awards (“PSUs”) under the RealD, Inc. 2010 Stock Incentive Plan to several of the Company’s officers.  A target number of stock units was established by the Committee for each recipient of PSUs (the “Target Number”).  The actual number of stock units that may vest and be issued to each recipient of PSUs will be between 0% and 200% of the Target Number, depending upon the total licensing revenue received by the Company (“TLR”) during the period between April 1, 2013 and March 31, 2015 (the “Performance Period”) as compared to a performance target set by the Committee (the “Performance Target”).

No later than 45 days following the Performance Period, the Committee will certify (such date, the “Certification Date”) the Company’s TLR performance during the Performance Period and determine the amount of stock units that are eligible to vest based on such performance. TLR of less than 80% of the Performance Target during the Performance Period will result in no stock units being eligible to vest; TLR of at least 80% of the Performance Target during the Performance Period will result in stock units equal to 50% of the Target Number being eligible to vest; TLR equal to at least the Performance Target during the Performance Period will result in stock units equal to 100% of the Target Number being eligible to vest; and TLR of at least 120% of the Performance Target during the Performance Period will result in stock units equal to 200% of the Target Number being eligible to vest, with varying degrees of stock units being eligible to vest based on TLR falling between such amounts.

Subject in each case to the recipient’s continued service to the Company on such date (except that vesting may accelerate under certain circumstances if the recipient is terminated without cause, if the recipient resigns for good reason, in the event of a change in control of the Company or due to the death or disability of the recipient), 2/3 of the total number of stock units eligible to vest will vest on the Certification Date and 1/3 of the total number of stock units eligible to vest will vest on March 31, 2016.

The description of the PSUs set forth in this Item 5.02(e) are qualified in their entirety by reference to the full text of the Performance Stock Unit Agreements, a form of which is filed as exhibit 10.1 hereto.

Item 9.01.       Financial Statements and Exhibits.

(d)                Exhibits

Exhibit Number	Description
10.1	Form of Performance Stock Unit Award Agreement under 2010 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealD Inc.

Dated: June 11, 2013	By:	/s/ Craig Gatarz
	Name:	Craig Gatarz
	Title:	Executive Vice President, General Counsel and Secretary